UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: October 16, 2003

Commission file number 1-8572

TRIBUNE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-1880355 (I.R.S. Employer Identification No.)

435 North Michigan Avenue, Chicago, Illinois (Address of principal executive offices)	60611 (Zip code)

Registrant's telephone number, including area code:  (312) 222-9100

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibit.

99 - Press release dated October 16, 2003.

ITEM 9.   REGULATION FD DISCLOSURE.

In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this Item 9 is being furnished under Item 12 of Form 8-K. On October 16, 2003, Tribune Company released earnings information for the quarter ended September 28, 2003. Set forth as Exhibit 99 is a copy of the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY (Registrant)
Date: October 16, 2003	/s/ R. Mark Mallory R. Mark Mallory Vice President and Controller